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                                                                    EXHIBIT 10.7

                                 FIFTH AMENDMENT
                          TO THIRD AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT

            This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (this "Amendment"), made and entered into as of February 1, 2006 (the "Effective Date"), by and among HOMEAMERICAN MORTGAGE CORPORATION, a Colorado corporation ("Borrower"), the financial institutions which are signatories to the Credit Agreement (as defined below) (each a "Bank" and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                    RECITALS

            1. The Borrower, the Agent and the Banks entered into a Third Amended and Restated Warehousing Credit Agreement dated as of October 23, 2003, as amended by a First Amendment to Third Amended and Restated Warehousing Credit Agreement dated as of February 27, 2004, a Second Amendment to Third Amended and Restated Warehousing Credit Agreement dated as of September 28, 2004, an Agreement to Increase Commitment Amount dated as of December 22, 2004, a Second Agreement to Increase Commitment Amount dated as of September 23, 2005, a Third Amendment to Third Amended and Restated Warehousing Credit Agreement dated as of September 28, 2005 and a Fourth Amendment to Third Amended and Restated Warehousing Credit Agreement dated as of December 15, 2005 (as amended, the "Credit Agreement"); and

            2. The Borrower desires to amend certain provisions of the Credit Agreement and the Banks and the Agent are willing to do so upon the terms and subject to the conditions of this Amendment.

                                    AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

            SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

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            SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

            2.1 Leverage Ratio. Section 4.13 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:


                4.13 Leverage Ratio. Not permit the Leverage Ratio to exceed 12 to 1 at any time.


            2.2 Schedule of Warehousing Commitment Amounts. Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

            2.3 Borrowing Base/Compliance Certificate. Schedule 4.01(e) to the Credit Agreement is hereby amended to read as set forth on Exhibit B hereto.

            SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendment contained in this Amendment shall become effective upon delivery by the Borrower to the Agent of, and compliance by the Borrower with, the following:

            3.1 This Amendment duly executed by the Borrower and the Required Banks.

            3.2 A certificate of the Secretary or Assistant Secretary of the Borrower (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Agent with certificates of the Secretary of the Borrower, and (ii) confirming that a resolution of the Board of Directors of the Borrower authorizes the execution, delivery and performance of this Amendment, and any other documents executed in connection herewith (the "Amendment Documents"), and identifying the officers of the Borrower authorized to sign the Amendment Documents.

            3.3 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

            SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

            4.1 Reassertion of Representations and Warranties, No Default. The Borrower represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date.

            4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed

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      and delivered by it in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any property of the Borrower under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

            4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Secured Obligations.

            SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Agent, the Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and the Banks that the Secured Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent for the benefit of the Banks under the Pledge and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

            SECTION 6. SUCCESSORS. The Amendment Documents shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

            SECTION 7. LEGAL EXPENSES. As provided in Section 8.03 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel's generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, incurred in connection with the Credit Agreement, including in connection with the negotiation,

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preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

            SECTION 8. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

            SECTION 9. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

            [Remainder of this page left blank intentionally]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                          HOMEAMERICAN MORTGAGE CORPORATION

                          By:               /s/ John J. Heaney
                              --------------------------------------------------
                          Name:             John J. Heaney
                          Title:            Senior Vice President and Treasurer

               (Signature Page to Fifth Amendment to Third Amended
              and Restated Warehousing Credit Agreement - Borrower)

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                          U.S. BANK NATIONAL ASSOCIATION, as
                          Agent and as a Bank

                          By:               /s/ David R. Peterson
                               -------------------------------------------------
                          Name:             David R. Peterson
                          Title:            Senior Vice President

               (Signature Page to Fifth Amendment to Third Amended
             and Restated Warehousing Credit Agreement - U.S. Bank)
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                                    JPMORGAN CHASE BANK, successor
                                    by merger to BANK ONE, N.A., as a Bank

                                    By:               /s/ R. Britt Langford
                                       ---------------------------------------
                                    Name:             R. Britt Langford
                                         -------------------------------------
                                    Title:            Senior Vice President
                                          ------------------------------------

               (Signature Page to Fifth Amendment to Third Amended and Restated Warehousing Credit Agreement - JPMorgan Chase Bank)

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                                    GUARANTY BANK, F.S.B. as a Bank

                                    By:               /s/ Doug Dixon
                                       --------------------------------------
                                    Name:             Doug Dixon
                                         ------------------------------------
                                    Title:            SVP
                                          -----------------------------------

               (Signature Page to Fifth Amendment to Third Amended and Restated Warehousing Credit Agreement - Guaranty Bank)

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                                    COMERICA BANK, as a Bank

                                    By:               /s/ Heather Slapak
                                       ---------------------------------------
                                    Name:             Heather Slapak
                                         -------------------------------------
                                    Title:            Vice President
                                          ------------------------------------

               (Signature Page to Fifth Amendment to Third Amended and Restated Warehousing Credit Agreement - Comerica Bank)

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                                    WASHINGTON MUTUAL BANK, FA, as a Bank

                                    By:               /s/ Brad Johnson
                                       ---------------------------------------
                                    Name:             Brad Johnson
                                         -------------------------------------
                                    Title:             Vice President
                                          ------------------------------------

               (Signature Page to Fifth Amendment to Third Amended and Restated Warehousing Credit Agreement - Washington Mutual Bank)